Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Borrowings
20     Borrowings
Recognition and measurement
Borrowings are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost. Our policy is to predominantly borrow in US dollars at floating interest rates, either directly or through the use of derivatives, as:
–the majority of our sales are in US dollars,
–historically a lower cost of borrowing has been observed from maintaining a floating rate exposure
–historically there is a correlation between interest rates and commodity prices.
For bonds with fixed interest rates, we generally enter into interest rate swaps to convert them to floating rates. The tenor of the interest rate swaps is sometimes shorter than the tenor of the bond which means we remain exposed to long-term fixed-rate funding. As interest rate swaps mature, new medium dated swaps are generally transacted to maintain this floating rate exposure; however, we may elect to maintain fixed interest rates in certain circumstances.
We have designated the swaps to be in fair value hedge relationships with the corresponding period of future interest payments of the respective debt.
Where we borrow non-US denominated debt, we enter into cross currency interest rate swaps to convert the principal and fixed interest coupon to a US dollar notional with a US dollar interest coupon.
The characteristics and carrying value of the Group’s borrowings are summarised below:
Borrowings at 31 December

	Carrying value 2022 US$m	Carrying value 2021 US$m	Nominal value of hedged item 2022 US$m	Nominal value of hedged item 2021 US$m	Weighted average interest rate after swaps (where applicable)	Swap maturity (where applicable)
Rio Tinto Finance plc Euro Bonds 2.875% due 2024(a)(c)	429	497	546	546	3 month LIBOR +1.64%	2024
Rio Tinto Finance (USA) Limited Bonds 7.125% 2028(a)	807	934	750	750	3 month LIBOR +3.27%	2028
Alcan Inc. Debentures 7.25% due 2028(a)(b)	97	105	100	100	3 month SOFR +5.69%	2024
Rio Tinto Finance plc Sterling Bonds 4.0% due 2029(a)(c)(d)	553	682	807	807	3 month LIBOR +2.65%	2024
Alcan Inc. Debentures 7.25% due 2031(a)	384	420	400	400	3 month LIBOR +5.72%	2025
Alcan Inc. Global Notes 6.125% due 2033(a)	673	722	750	750	3 month LIBOR +5.67%	2025
Alcan Inc. Global Notes 5.75% due 2035(a)	264	283	300	300	3 month LIBOR +5.18%	2025
Rio Tinto Finance (USA) Limited Bonds 5.2% 2040(a)(e)	1,144	1,156	—	1,150
Rio Tinto Finance (USA) plc Bonds 4.75% 2042(a)	488	495	500	500	3 month LIBOR +3.42%	2023
Rio Tinto Finance (USA) plc Bonds 4.125% 2042(a)	727	735	750	750	3 month LIBOR +2.83%	2023
Rio Tinto Finance (USA) Limited Bonds 2.75% 2051(a)	1,065	1,225	1,250	1,250	6 month SOFR +1.57%	2028
Oyu Tolgoi LLC MIGA Insured Loan LIBOR plus 2.65% due 2027(f)	597	673
Oyu Tolgoi LLC Commercial Banks “B Loan” LIBOR plus 3.4% due 2027(f)	1,387	1,565
Oyu Tolgoi LLC Export Credit Agencies Loan 2.3% due 2028(f)	237	278
Oyu Tolgoi LLC Export Credit Agencies Loan LIBOR plus 3.65% due 2029(f)	805	866
Oyu Tolgoi LLC International Financial Institutions “A Loan” LIBOR plus 3.78% due 2030(f)	744	776
Other secured loans	194	246
Other unsecured loans	475	508
Bank overdrafts	1	2
Total borrowings(g)	11,071	12,168
Current borrowings	923	812
Non-current borrowings	10,148	11,356
Total borrowings(g)	11,071	12,168
(a)The fair value movements of our borrowings and interest rate swaps that are in fair value hedge relationships are summarised in note 9.
(b)In 2022, we transitioned the swaps associated to this bond from LIBOR + 5.43% to SOFR + 5.69%.
(c)Rio Tinto has a US$10 billion (2021: US$10 billion) European Debt Issuance Programme against which the cumulative amount utilised was US$1.0 billion equivalent at 31 December 2022 (2021: US$1.1 billion). The carrying value of these bonds after hedge accounting adjustments amounted to US$1.0 billion (2021: US$1.2 billion) in aggregate.
(d)We applied cash flow hedge accounting to this bond and the corresponding cross currency interest rate swap. The hedge is fully effective as the notional amount, maturity, payment and reset dates match. Since 2019, we swapped the resulting fixed US dollar annual interest coupon payments to floating rates. Fair value hedge accounting has been applied to this relationship in addition to the pre-existing cash flow hedge.
(e)On 2 November 2022 our interest rate swap, which converted our fixed coupon interest payments on this bond to 3 month LIBOR +3.79%, matured. Given market conditions, further interest rate swaps were not transacted.
(f)These borrowings relate to the Oyu Tolgoi LLC project finance facility. The project finance facility provides for interest-only payments for the first five years from 2016 followed by minimum repayments according to a stepped amortisation schedule for the remaining life of the facility. The due dates stated represent the final repayment date. The interest rates stated are pre-completion and will increase by 1% post-completion.
(g)The Group’s borrowings of US$11.1 billion (2021: US$12.2 billion) include US$4.0 billion (2021: US$4.4 billion) of subsidiary entity borrowings that are subject to various financial and general covenants with which the respective borrowers were in compliance as at 31 December 2022.
Update on interest rate benchmark reform
We adopted, in prior periods, Interest Rate Benchmark Reform Amendments to IFRS 9 Financial Instruments (IFRS 9), IFRS 7 Financial Instruments: Disclosures (IFRS 7), IFRS 4 Insurance Contracts (IFRS 4) and IFRS 16 Leases (IFRS 16). The amendments address the financial reporting impact from reform of the London Interbank Offered Rate (LIBOR) and other benchmark interest rates (collectively “IBOR reform”). We have taken relevant practical reliefs from certain requirements relating to changes in the basis for determining contractual cash flows of financial assets, financial liabilities and hedge accounting, described below.
Our hedging arrangements impacted by the reform of USD LIBOR are part of the International Swaps and Derivatives Association (ISDA) Fallbacks Protocol, which provides a global standardised mechanism for replacement of the current benchmark. During the year we transitioned the swaps, which hedge the Alcan Inc. Debentures, from the LIBOR to SOFR interest benchmark rates (refer to the table above) and applied the relief that preserved the existing hedge accounting. At 31 December 2022, we have interest rate risk exposure including US$4.8 billion nominal values of fixed-rate borrowings swapped to US dollar rates in fair value hedge relationships impacted by the reform. We expect the application of the reliefs to result in continuation of our pre-existing hedge accounting upon amendment of designated arrangements in response to the replacement of USD LIBOR which will occur immediately after 30 June 2023.
In October 2022, as part of the extension of the term loan facility of Richards Bay Minerals, we transitioned from the LIBOR benchmark to an interest rate based on the SOFR reference rate. Our other arrangements which reference IBOR benchmarks and extend beyond 2022 include: third-party borrowings relating to the Oyu Tolgoi LLC project finance, shareholder loan facilities and certain commercial contracts. The amendments to IFRS 9 require that we account for a change in the basis for determining the cash flows of a financial asset or a financial liability measured at amortised cost, by updating their respective effective interest rates as required by the IBOR reform. As a result of the applicable IFRS 9 reliefs, we expect that no material gain or loss will arise from these updates. The accessible revolving lines of credit, which have been extended for a further one year in 2022, now refer to the SOFR and SONIA benchmark rates.